Welcome Analyst Day - March 3, 2006

Safe Harbor Clause
Agenda for Today
TWW Executive Team
Corporate Overview
Key Facts
Industry Demand Drivers
Mission Critical Infrastructure
The Network As The Enabler
TWW Operations
TWW Operations - People
TWW Operations - Processes
TWW Operations - Performance
Miami Facility
Footprint Overview = Hub and Spoke in Action
Market Dynamics
Top 10 Issues Facing Enterprises
Enterprise Data Center Challenges
Mapping Services and Customer Requirements
Customer Benefits
What Makes Us Different in the Market
Differentiated Marketing Approach
Traditional Marketing
Ingredients for Success
(Aligned to the Market) Sales Organization Structure
Sales Evolution (Ability to Sell = $)
Sales Competency Training (Sales Experts!)
Rigorous Process = Forecast Integrity
Customer Example of Value Proposition
Business Continuity - Major Banking Customer
Public Sector Outline
Late 90's Proliferation of Networks
Overview of Business
TFG Market Differentiator
TFG vs. Competitors
Organization today and tomorrow
Representative Customer List
Financial Highlights
Revenue Mix Evolution
Annual Revenue and EBITDA Growth
Quarterly Revenue and EBITDA Growth
Quarterly Bookings Activity
Operating Leverage
Customers & Cross Connects
Revenue Yield & Churn
Power of Services Offering
Capitalization
Fully Diluted Analysis
Long-Term Model
Global Reach
Growth Strategy

Safe Harbor Clause Statements expressed during this meeting may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Terremark's actual results may differ materially from those set forth in the forward-looking statements due to a number of risks, uncertainties and other factors, as discussed in Terremark's filings with the SEC. These factors include, without limitation, Terremark's ability to obtain funding for its business plans, uncertainty in the demand for Terremark's services or products and Terremark's ability to manage its growth. Terremark does not assume any obligation to update these forward- looking statements.

Agenda for Today TIME TOPIC PRESENTER 10:00 a.m. Webcast Begins Welcome and Overview Manuel D. Medina, CEO NAP/Operations/Technology Marvin Wheeler, COO 11:00 a.m. Webcast Break Tour of the NAP Marvin Wheeler, COO Ben Stewart, SVP Hector Hernandez, SVP 12:00 p.m. Buffet Lunch 12:30 p.m. Webcast Continues Marketing/ Managed Services Javier Rodriguez, CMO Commercial Sales John Neville, SVP Federal Sales Jamie Dos Santos, CEO Terremark Federal Group Customer Presentation Jose Gomez Exec. Dir. of Info. Systems Hollywood Media Financials Jose Segrera, CFO Wrap-up Manuel D. Medina, CEO 3:00 p.m. Adjourn

TWW Executive Team Manny Medina CEO Marvin Wheeler COO 5 yrs. with TWW 30 yrs. Industry Exp. Jamie Dos Santos CEO - TFG 5 yrs. with TWW 25 yrs. Industry Exp. Jose Segrera CFO 5 yrs. with TWW 10 yrs. Industry Exp. John Neville Sr. VP Comm. Sales 1 yr. with TWW 23 yrs. Industry Exp. Javier Rodriguez CMO 3 yrs. with TWW 20 yrs. Industry Exp. Founder

Terremark Worldwide, Inc. is a leading operator of Tier-1 Internet exchanges and a global provider of managed IT infrastructure solutions for government and private sectors. Total Employees*: 266 Employees with Federal Security Clearance*: 18% Total Customers*: 444 Customer Segments: Carriers Service Providers Government Enterprises Revenues FY 2005: $48.1 million Regions Served: North America Latin America Europe Asia Pacific Guidance FY 2006: Revenues: $65-70 million EBITDA: $2-4 million Op. CF Positive in Q4 * As of December 31, 2005 Corporate Overview

Mission critical infrastructure guarantees an "always on" environment. Complete IT infrastructure management allows customers to deal with a single vendor, have a single SLA, and remain focused on their core business. Network density provides more connectivity options and reduces operating costs. Strategic footprint across the Americas, Europe and Asia allows for a single-vendor solution. Recurring revenues provides visibility to results Significant operating leverage in the model Large CAPEX spending completed Future Capex success-based Key Facts

Business Continuity and Disaster Recovery Planning has become a top priority for companies of all sizes. Continued growth in internet usage Increase in traffic, broadband connections Regulatory Drivers Government Sector Presidential Decision Directive (PDD) 67 Financial Sector Graham-Leach-Bailey Act Expedited Funds Availability Act SAS 70 audit Reports Sarbanes-Oxley Act (SOX) Health Care Sector Health Insurance Portability and Accountability Act (HIPAA) Industry Demand Drivers

Mission Critical Infrastructure Mission Critical Infrastructure Carrier Neutrality Physical Security Logical Security Satellite/Fiber Network Redundancy 24/7 Network Operations Center 100% SLA on Environmentals 99.999% SLA on Internet Access 99.99% SLA on Exchange Point Platform Point Platform Point Platform Point Platform Point Platform Point Platform Point Platform Point Platform Point Platform Point Platform "Always On" Secure Computing Environment

The Network As The Enabler Massive aggregation of fiber and satellite networks Provides access to business critical infrastructure through any medium Mobile Phones PD As Personal Computers Corporate Data Centers Exchange Point Platform Data Center Infrastructure Managed Services Santa Clara Sao Paulo Madrid Amsterdam Brussels Herndon Business Applications Miami Enterprise Customers Exchange Point Platform Data Center Infrastructure Managed Services Network Transport Public Internet

Marvin Wheeler Chief Operations Officer

TWW Operations Key Driving Principles People Process Performance

TWW Operations - People People of varied backgrounds, experience in the industry Marvin Wheeler- 25 years with Bellsouth

TWW Operations - People (cont.) 13

TWW Operations - Processes Management based on processes and metrics Delivery based on a "design - build - run" methodology Expertise based on centers of excellence Facility design and management Network Management Dedicated Hosting Backup/DR Security Service Management Methodology based on market segmentation and strategic customer value Culture driven to satisfy customer expectations - "can do" attitude

TWW Operations - Performance Driven by Technology Common platform across the facilities Strategic vendor relationships Leading edge technology Positioned to leverage current resource across all facilities Efficiency model - center of delivery in Miami with strong resources and processes to support remote facilities NOCs serve Federal and Commercial sectors as well as different markets Hosting Security Networks

Miami Facility Building Strategic Location - Outside FEMA 500 Year Flood Zone Category 5 Design Criteria 750,000 Square Feet Total 17 Foot slab-to-slab height 6.25 ton freight elevator capacity Mechanical Systems Redundant Chilled Water Supplies (TECO, Own) 12 Fuel tanks - 180,000 gal total Global Networked Management System - HVAC, Power monitoring, security Electrical Systems Redundant power vaults - separate substation feeds 12 MW of Continuous Power Generators Multiple DC (-48V) power plants

Footprint Overview = Hub and Spoke in Action

"Questions & Answers"

BREAK FOR TOUR AND LUNCH WE WILL BE BACK AT 12:30PM (ET)

Javier Rodriguez Chief Marketing Officer

Market Dynamics REGULATORY CHANGES NETWORK CHANGES TECHNOLOGY CHANGES BUSINESS CHANGES Sarbanes-Oxley Patriot Act HIPPA Fair Labor Standards National Labor Standards Declining bandwidth costs Improved Network Security Explosion of Metro E networks Global network reach Proliferation of IP based networks Broadband access Policy based QoS MPLS networks Massive innovation Adaptation to web services More device integration to network Wireless everywhere/everything Service integration Technology bundling Mirroring and replication On demand technology Billions of Emails sent everyday In excess of a trillion dollars of E-business Regulatory compliance Security Managing a multitude of new devices Business Continuity Increased strategic importance of data

Top 10 Issues Facing Enterprises ? ? Selected change in ranking compared with 2003 * New question for 2004 * Need for revenue growth * Use of information in products/services * Economic recovery Single view of customer Faster innovation Greater transparency in reporting Enterprise risk management - - - 5 7 4 3 - - - 3 - - 5 ? ? 4 5 6 7 9 10 8 Security breaches/business disruptions Operating costs/budgets Data protection and privacy Ranking 12 1 2 2003 2002 - 1 4 ? ? ? 1 2 3 2004 Source: Gartner 2004 ? ? ? ? ?

Enterprise Data Center Challenges Lower capital and operational costs Consolidate data centers, servers, applications and storage Scarcity of expert personnel Ease technology burden Increase application uptime Achieve highest level of availability Increase operational efficiency

Colocation Services Managed Services Exchange Services Mapping Services and Customer Requirements Services focused on customer challenges Linked service delivery Increased value chain Ability to up-sell new services 37% of new bookings comes from existing customer base Reduces customer churn Drives increased revenue per square foot model Storage Security Hosting Network Monitoring

Customer Benefits Hosting Services Security Services Storage Services Monitoring Services Exchange Services Colocation Services Benefits Realized Services Lower operational cost Reduced capital expenditures Satisfies regulatory compliance Lowers risk and allows customers to focus on core business

What Makes Us Different in the Market Massive Connectivity Enhanced Service Offering Limited Connectivity Limited Service Offering Massive Connectivity Limited Service Offering Limited Connectivity Enhanced Service Offering

Differentiated Marketing Approach Industry's first On- Net Marketplace A searchable database of customer products and services Enhances customer relationship Data mining source Identifies customer trends Top lead generation tool is website

Traditional Marketing

John Neville Sr. VP of Commercial Sales

Ingredients for Success VISION OPERATIONS EXCELLENCE PRODUCTS & SERVICES MARKETING PLAN SALES EXECUTION

(Aligned to the Market) Sales Organization Structure Inside Sales/Prospecting Qualify opportunities and entered into CRM Account Representative Carriers / Service Providers Educational Institutions State & Local Governments Banks Healthcare Institutions Account Managers Manage relationships with existing customers Up-sell services Transition new accounts after 6 months Channels Reseller / Agents: Extend reach of Terremark sales through other companies sales and Marketing efforts Sales Engineering Expertise in both traditional and new services 29 Quota bearing team members Quota based on quarterly booking target.

Sales Evolution (Ability to Sell = $) FY02-FY04 FY05 Q1-06 Q2-06 Q3-06 New Segments Carriers Carriers Carriers Carriers Carriers New Segments Service Providers Service Providers Service Providers Service Providers Service Providers New Segments Enterprises Enterprises Enterprises Enterprises New Segments Local Governments Local Governments Local Governments New Segments Banks Banks New Segments Health Care TWW Financial Condition Additional Managed Services Network Based Services Network Based Services Network Based Services Network Based Services Network Based Services Additional Managed Services Storage Storage Storage Storage Additional Managed Services Hosting Hosting Additional Managed Services Security

Sales Competency Training (Sales Experts!) Segment expertise, ie; Healthcare-HIPPA Increase subject matter expertise for Managed Service expertise (Storage, Security, Hosting...) Concentrated One-on-One via in house trainer Certification requirement for segment/SME

Rigorous Process = Forecast Integrity Qualified Leads Targeted Assignment Solid Opportunities Quote/ Negotiation >75% Effective Tours Pipeline SVP Commitment Pipeline CEO Commitment Accurate Forecast Verbal Approval >90%

Customer Example of Value Proposition SEGMENTS REQUIREMENTS SOLUTIONS Carriers Connectivity Managed Services Secure Physical Infrastructure Regulatory Compliance Virtual Security Service Exchange Secure Virtual Banking Suite Managed Storage Managed Security Managed VOIP Virtual Marketplace Managed Hosting External Internal Financial Institutions Healthcare Local Governments Small & Medium Enterprises

NAP of the Americas (Primary site) Second TWW Site Customer sites Business Continuity - Major Banking Customer Customer sites Customer sites

Jamie Dos Santos CEO - TFG

Public Sector Outline Overview of Business Value Proposition How we differentiate TFG from competitors Why customers choose TFG over competitors Group organization and depth

JIATF-E / Country FLO's Colombia Panama Chile Argentina Uruguay Paraguay Bolivia Brazil Suriname Barbados Costa Rica Dominican Rep. Peru Ecuador Jamaica Haiti Mexico Belize Guatemala El Salvador Honduras Trinidad TB Nicaragua Guayana Venezuela Martinique HQ's HQ Country FLO's Future CNIES CNIES RETCOD Legend CENTAM CISN PNN UCD (Most Countries) Late 90's Proliferation of Networks

Overview of Business In the beginning - 2002 U.S. Southern Command (SouthCom) South America AOR Network providers, DISA & DTS-PO Sole Sourced contract Security teams Title 10 process DTS-PO DTS-PO lite RFP Serves 47 agencies Competitive Advantages Security process Sole sourced contract Contract vehicle Clearances process Building to SCIF standards Neutral bandwidth procurement WO 20, 46, 50 Service Offerings Outsourced operations Secure NOC THE BARRIER TO ENTRY IS 2 YEARS TO DELIVER CLASSIFIED SERVICE

Overview of Business Today - 2006 Continue to up-sell existing customers Neutral Services Provided Federal marketplace Engineering modifications Aggregation hubs Customer forum, 47 agencies Sales force New customer channels - Federal IT providers Blackbird Mitre SRA International CACI CSC Titan

TFG Market Differentiator Value Add Over 50 cleared personnel TS and higher from DoD and State Department Executive staff with clearances Sitting on over 100 carriers Carriers expanding due to work received from federal customers Zero mile connectivity to all AOR's and embassies SCIF'd capable environment with security standards met DCID 6/9 construction standards International footprint Miami, Herndon, Santa Clara, Sao Paulo, Madrid, HK, Singapore, London, Frankfurt, Amsterdam Local International IP End to end managed services Private networks "neutral" Secure NOC

TFG Market Differentiator (cont.) Why TFG Live Commercial market Commercial market expertise Lessons learned from the private sector Service Level Agreements 100% Power 100% Environmental MRS Network reachability Provision timing Visibility of the operations Redundancy Cost Past performance Continuous improvement process

TFG vs. Competitors Why TFG Contract vehicle Modifications only Multi-year Aggregate savings for all agencies Traceability Savings in network and operations cost Metrics proving network performance Reliability Accountability Contract against customized SLA's Executive commitment Avoid RFP process 18-24 months

Organization today and tomorrow Organizational capabilities Security officer, SO Security review 100% Alternate SO Federal operations help desk Secure Network Operations Center 7x24 Satellite Control Center Service management group Project management team Engineering staff Contracts officer Account management Sales team DTS-PO, State Department, Southcom, Mitre Herndon Miami Total Federal staff 60

"Questions & Answers"

Representative Customer List Service Providers Government Enterprises Carriers Content Portals VoIP Providers Security Web Services Federal Government Federal Integrators Local Government Education Financial Healthcare Media Legal Legal Legal Legal Legal

Jose Gomez Exec. Dir. Of Info. Systems Hollywood Media

On-line ticketing for over 10,000 movie screens in North America, UK and Ireland On-line ticketing WEST End London shows. Divisions served from NAP of the Americas On-line ticketing Broadway and Off Broadway shows. All back room operations for Individual and Group Sales through 1-800-Broadway TV and Movie data. ASP for every major Motion Picture Studio and Independent Producers. Data Syndication to major On-line sites

Corporate Accounting, Email and Mobile services Movie showtimes and listings syndicated to print and online publishers. Internet Entertainment information, movie showtimes and more ASP for Cinema chains to publish showtimes in print ads in markets where no free movie guide is offered by local newspaper Divisions served from NAP of the Americas

"Questions & Answers"

Jose Segrera Chief Financial Officer

Financial Highlights Terremark Is At An Inflection Point Turned EBITDA Positive During Q3' 06 Guiding to positive operating cash flow Q4 '06 Recurring Revenue Model Provides Visibility and Predictability Strong Pipeline of Customer Contracts High % of Operating Costs Are Fixed, Creating Leverage Currently 12% capacity utilization Incremental CAPEX Requirements to Support Growth are success based

Revenue Mix Evolution Dec. 04 Dec. 04 Dec. 05 Dec. 05 Total Revs. Excl. Technology Build-out Total Revs. Excl. Technology Build-out and Non-recurring

Annual Revenue and EBITDA Growth FY2004 Actual ($US in Millions) (a) FY2005 includes $11.8 million of non-recurring technology infrastructure build-out revenue with 20% gross profit margin FY2006 includes $9.8 million of non-recurring project and equipment revenue with 60% gross profit margin * EBITDA, as adjusted, is defined as loss from operations less depreciation, amortization, stock based compensation and long-lived assets impairment. FY2005 Actual FY2006 Guidance Low High $36.3 $55.2

Quarterly Revenue and EBITDA Growth Q2 2006 Actual (a) Gross revenue includes non-recurring equipment and project revenue * EBITDA, as adjusted, is defined as loss from operations less depreciation, amortization, stock based compensation and long-lived assets impairment. Q3 2006 Actual ($US in Millions) Q1 2006 Actual $14.9 $12.7 $10.2 (a) (a) (a)

Quarterly Bookings Activity ($US in Millions) * Bookings defined as first years' revenue for new contracts

Operating Leverage Utilization of Total Space Utilization of Built-Out Space 357,900 square feet 84,900 square feet Q106 Q206 Q306 Cross Connects 0.392 0.427 0.498 Q106 Q206 Q306 Total Customers 0.091 0.101 0.118 * New build-out cost approximately $200/SF

Customers & Cross Connects Total Customers Cross Connects Q106 Q206 Q306 Cross Connects 2836 3182 3724 Q106 Q206 Q306 Total Customers 280 396 444

Q106 Q206 Q306 Total Customers 1277 1534 1835 Revenue Yield & Churn Q106 Q206 Q306 Commercial Churn 0.005 0.005 0.005 Federal Churn 0.0001 0.0001 0.0001 Revenue Per Square Foot Churn < 1% < 1% < 1% 0% 0% 0% $1,387 $1,213 $1,428 (a) (a) (a) (a) Includes non-recurring equipment and project revenue

Power of Services Offering *Projections set forth herein are estimates only and subject to change as a result of market conditions.

Capitalization Indebtedness is shown at face value. Includes capital lease obligations and preferred stock.

Fully Diluted Analysis

Long-Term Model (1) For the three months ended 12/31/2005.

"Questions & Answers"

Wrap-Up

Global Reach

Growth Strategy Capitalize on trends driving business: Business Continuity, Disaster Recovery, regulation Monetize current pipeline Accelerate penetration of enterprise sector; vertical focus Continue to up sell existing customer base Expand high margin managed service offerings Pursue international consulting/network expansion opportunities Demonstrate leverage in operating model Unique Federal Government qualifications represent significant opportunity

"Questions & Answers"

Thank You